Exhibit 3.38

AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

U.S.I. HOLDINGS CORPORATION

U.S.I. HOLDINGS CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “GCL”), hereby certifies as follows:

FIRST: The name of the Corporation is U.S.I. HOLDINGS CORPORATION (the “Corporation”).

SECOND: Article IV of the Corporation’s Amended and Restated Certificate of Incorporation is amended to effect a reverse stock split, for all issued and outstanding shares of common stock, par value $.01 per share, of the Corporation (the “Common Stock”), pursuant to which every five (5) shares of the Corporation’s Common Stock issued and outstanding or held in treasury will be automatically converted into two (2) new shares of Common Stock (the “Reverse Stock Split”). The Reverse Stock Split shall be effective upon filing of this amendment with the Secretary of State of Delaware (the “Split Effective Date”). The Corporation shall not issue fractional shares to the stockholders entitled to a fractional interest in a share of such Common Stock issued pursuant to the Reverse Stock Split. In lieu of such fractional shares, stockholders entitled to a fractional share shall receive the cash value of such fractional share equal to the initial public offering price of the Common Stock, which shall be deemed to be the fair value of the Common Stock.

On the Split Effective Date, each certificate representing existing shares of Common Stock will automatically be deemed for all purposes to evidence ownership of the appropriate reduced number of new shares of Common Stock without any action by the stockholder thereof.

THIRD: Section 5 of the Certificate of Designations for Series G Preferred Stock filed October 23, 1995 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series G Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series G Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series G Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series G Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series G Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series G Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series G Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series G Liquidation Preference per share of Series G Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series G Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series G Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series G Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

FOURTH: Section 5 of the Certificate of Designations for Series H Preferred Stock filed December 19, 1995 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series H Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation; provided that no shares of Series H Preferred Stock may be converted by the Corporation unless it concurrently converts or has previously converted in whole the Series I Non-Voting Preferred Stock into Common Stock. Upon the date of any Forced Conversion each share of Series H Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series H Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series H Preferred Stock shall be deemed to evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5, and all rights, preferences and designations of the Series H Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series H Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series H Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series H Liquidation Preference per share of Series H Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issued upon the Forced Conversion of one share of Series H Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series H Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series H Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

FIFTH: Section 5 of the Certificate of Designations for Series I Preferred Stock filed December 19, 1995 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series I Non-Voting Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation; provided that no shares of Series I Non-Voting Preferred Stock may be converted by the Corporation unless it concurrently converts or has previously converted in whole the Series H Preferred Stock into Common Stock. Upon the date of any Forced Conversion each share of Series I Non-Voting Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series I Non-Voting Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series I Non-Voting Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5, and all rights, preferences and designations of the Series I Non-Voting Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series I Non-Voting Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series I Non-Voting Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series I Liquidation Preference per share of Series I Non-Voting Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issued upon the Forced Conversion of one share of Series I Non-Voting Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series I Non-Voting Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series I Non-Voting Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

SIXTH: Section 5 of the Certificate of Designations for Series J Preferred Stock filed April 15, 1996, as amended, is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series J Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series J Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series J Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series J Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series J Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series J Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series J Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series J Liquidation Preference per share of Series J Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series J Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series J Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates repre- senting the shares of Series J Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

SEVENTH: Section 5 of the Certificate of Designations for Series K Preferred Stock filed June 6, 1996, as amended, is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series K Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series K Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series K Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series K Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series K Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series K Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series K Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series K Liquidation Preference per share of Series K Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series K Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series K Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates repre senting the shares of Series K Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

EIGHTH: Section 5 of the Certificate of Designations for Series L Preferred Stock filed September 17, 1996, as amended, is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series L Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series L Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series L Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series L Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5, and all rights, preferences and designations of the Series L Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series L Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series L Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series L Liquidation Preference per share of Series L Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series L Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series L Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series L Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

NINTH: Section 5 of the Certificate of Designations for Series M Preferred Stock filed January 21, 1997 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series M Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series M Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series M Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series M Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series M Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series M Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series M Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series M Liquidation Preference per share of Series M Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series M Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series M Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series M Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

TENTH: Section 5 of the Certificate of Designations for Series N Preferred Stock filed May 16, 1997, as amended, is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series N Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series N Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series N Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series N Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series N Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series N Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series N Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series N Liquidation Preference per share of Series N Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series N Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series N Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series N Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

ELEVENTH: Section 5 of the Certificate of Designations for Series O Preferred Stock filed August 1, 1997 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series O Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series O Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series O Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series O Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series O Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series O Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series O Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series O Liquidation Preference per share of Series O Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series O Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series O Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series O Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

TWELFTH: Section 5 of the Certificate of Designations for Series P Preferred Stock filed December 29, 1997 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series P Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series P Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series P Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series P Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series P Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series P Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series P Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series P Liquidation Preference per share of Series P Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series P Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series P Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series P Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

THIRTEENTH: Section 5 of the Certificate of Designations for Series Q Preferred Stock filed January 27, 1998 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series Q Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series Q Preferred Stock shall be converted into the number of shares of

Common Stock into which such share of Series Q Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series Q Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series Q Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series Q Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series Q Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series Q Liquidation Preference per share of Series Q Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series Q Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series Q Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series Q Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

FOURTEENTH: Section 5 of the Certificate of Designations for Series R Preferred Stock filed July 9, 1998, as amended, is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series R Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series R Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series R Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series R Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series R Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series R Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series R Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series R Liquidation Preference per share of Series R Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series R Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series R Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series R Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

FIFTEENTH: Section 5 of the Certificate of Designations for Series T Preferred Stock filed October 2, 1998, as amended is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series T Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series T Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series T Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series T Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series T Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series T Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series T Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series T Liquidation Preference per share of Series T Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series T Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series T Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series T Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

SIXTEENTH: Section 5 of the Certificate of Designations for Series U Preferred Stock filed December 3, 1998 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series U Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series U Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series U Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series U Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series U Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series U Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series U Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series U Liquidation Preference per share of Series U Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series U Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series U Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series U Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

SEVENTEENTH: Section 5 of the Certificate of Designations for Series V Preferred Stock filed February 22, 1999 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series V Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series V Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series V Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series V Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series V Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series V Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series V Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series V Liquidation Preference per share of Series V Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series V Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series V Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series V Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

EIGHTEENTH: Section 5 of the Certificate of Designations for Series W Preferred Stock filed September 17, 1999 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series W Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series W Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series W Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series W Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series W Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series W Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series W Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series W Liquidation Preference per share of Series W Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series W Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series W Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series W Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

NINETEENTH: Section 5 of the Certificate of Designations for Series X Preferred Stock filed September 17, 1999 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series X Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series X Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series X Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series X Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series X Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series X Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series X Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series X Liquidation Preference per share of Series X Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series X Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series X Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series X Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

TWENTIETH: Section 5 of the Certificate of Designations for Series Y Preferred Stock filed December 21, 2001 is amended and restated as follows:

“5. Conversion upon Initial Public Offering. (a) Concurrent with the consummation by the Corporation of an initial sale of its Common Stock in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (a “Public Offering”), all shares of the Series Y Preferred Stock shall automatically convert into shares of Common Stock (a “Forced Conversion”) in accordance with the terms of this Section 5 without the necessity of any other action being taken by the Corporation. Upon the date of any Forced Conversion each share of Series Y Preferred Stock shall be converted into the number of shares of Common Stock into which such share of Series Y Preferred Stock could then be converted pursuant to Section 7 hereof.

(b) Upon the occurrence of a Forced Conversion, each certificate of Series Y Preferred Stock shall evidence the number of shares of Common Stock into which it has been converted as contemplated by this Section 5 and all rights, preferences and designations of the Series Y Preferred Stock, other than the right to receive certificates for the shares of Common Stock into which the Series Y Preferred Stock has been converted, shall terminate and be of no further force and effect.

(c) Promptly following a Forced Conversion, the Corporation shall give written notice thereof to each holder of outstanding shares of Series Y Preferred Stock, at such holder’s address as it appears on the transfer books of the Corporation. The giving of such notice shall be for informational purposes only and shall not be a condition to the occurrence of the Forced Conversion. The failure to give such notice shall not affect the occurrence of the Forced Conversion. Included in the notice shall be the following information:

(i) the Series Y Liquidation Preference per share of Series Y Preferred Stock;

(ii) the Market Price (as hereinafter defined) of a share of Common Stock (or the estimated initial public offering price in the case of a Forced Conversion notice given prior to the consummation of a Public Offering) and the number of shares of Common Stock issuable upon the Forced Conversion of one share of Series Y Preferred Stock;

(iii) the date on which the Forced Conversion occurred (which shall be the closing date of the Public Offering); and

(iv) that the holder is to surrender to the Corporation, at the place or places where certificates of shares of Series Y Preferred Stock are to be surrendered for conversion, in the manner designated, his certificate or certificates representing the shares of Series Y Preferred Stock converted (although surrender of such certificates shall not be required to give effect to the Forced Conversion or to effect the holder’s rights as a holder of Common Stock of the Corporation).”

TWENTY-FIRST: Section (A) of Article IV of the Amended and Restated Certificate of Incorporation is amended and restated as follows:

“(A) Authorization of Shares

The aggregate number of shares of capital stock which the Corporation has authority to issue, from time to time, is 397,000,000 shares, consisting of:

87,000,000 shares of preferred stock, par value $.01 per share (the “Preferred Stock”);

300,000,000 shares of voting common stock, par value $.01 per share (the “Common Stock”); and

10,000,000 shares of non-voting common stock, par value $.01 per share (the “Non-Voting Common Stock”).”

TWENTY-SECOND: This Amendment to the Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors and Shareholders of the Corporation in accordance with the provisions of Section 242 of the GCL.

IN WITNESS WHEREOF, U.S.I. HOLDINGS CORPORATION, has caused this certificate to be executed by DAVID L. ESLICK and ERNEST J. NEWBORN, II, being the Chief Executive Officer and Secretary, respectively, of the Corporation this 16th day of October, 2002.

/S/ DAVID L. ESLICK
Chief Executive Officer

ATTEST:

/s/ ERNEST J. NEWBORN, II
Secretary